SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENT
NOTE 11 — SUBSEQUENT EVENT

On January 6, 2017, in connection with the execution of the Merger Agreement, Dipexium loaned PLx $2.0 million (the “Bridge Loan”).

The Bridge Loan accrues interest on all outstanding principal at a rate of 8% per annum and has a maturity date that is the later of (a) October 15, 2017, or (b) the date that is two hundred seventy (270) days following the termination of the Merger Agreement, subject to acceleration in the event that (i) the Merger Agreement is terminated by Dipexium if PLx has breached any of its representations, warranties, covenants or agreements contained in the Merger Agreement such that the conditions to the closing of the Proposed Merger would not be satisfied as of the time of such breach or inaccuracy, but if such breach or inaccuracy is curable, then the Merger Agreement will not terminate pursuant to this provision as a result of a particular breach or inaccuracy until the expiration of a 30-day period after delivery of written notice of such breach or inaccuracy if such breach has not been cured; and (ii) PLx thereafter consummates a financing of at least $10.0 million or conducts a reorganization, consolidation, or merger of PLx pursuant to which the holders of PLx’s securities prior to such transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction or the consummation of the sale, lease, transfer, conveyance or other disposition in one or a series of transactions, of all or substantially all of PLx’s assets, or PLx and its subsidiaries, taken as a whole, to any person or entity.

The Bridge Loan is secured by a first priority perfected security interest in and lien on all right, title and interest of PLx in and to substantially all of its assets.  Upon the occurrence of any of the following events that results in a termination of the Merger Agreement, any security interest created by the promissory note shall immediately cease to be effective:

•
if the closing shall not have occurred on or before April 30, 2017 (or such later date as agreed to by the parties to the Merger Agreement) (the “outside date”), except that the right to so terminate the Merger Agreement will not be available to Dipexium or PLx if its failure to fulfill any obligation under the Merger Agreement has been a principal cause of, or resulted in the failure of the closing to occur by such date; and provided, further, however, that, in the event that this joint proxy statement/prospectus is still being reviewed or commented on by the SEC after March 15, 2017, either party shall be entitled to extend the outside date by an additional sixty (60) days;

•
(i) if the Dipexium board of directors changes its recommendation to approve the issuance of shares of Dipexium common stock necessary to complete the Proposed Merger, (ii) if Dipexium materially breaches its non-solicitation covenants in the Merger Agreement, or (iii) if Dipexium breaches any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure would render the conditions precedent to PLx’s obligations under the Merger Agreement not to be satisfied and which breach is not cured within 30 days following written notice of such breach or by its nature or timing cannot be cured within that time; or

•	if Dipexium enters into an agreement providing for a “superior proposal”.